Exhibit 10.1

TERMINATION AND REGISTRATION RIGHTS AGREEMENT

This Termination and Registration Rights Agreement (the “Agreement”) is made and entered into as of this 7th day of June, 2013, by and among SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the persons and entities listed on EXHIBIT A hereto (the “Investors”).

RECITALS

A. The Company and the Investors wish to terminate that certain Investor Rights Agreement, dated April 3, 2009, as amended June 29, 2009, October 27, 2009, March 29, 2010 and February 2, 2012 (as amended, the “Rights Agreement”), by and among the Company and the Investors (as defined in the Rights Agreement);

B. Pursuant to Section 8(c) of the Rights Agreement, the Rights Agreement may be amended, modified, supplemented or waived by written consent of the Company, a majority-interest of the total Registrable Securities (as defined in the Rights Agreement) outstanding, the Majority Investors (as defined in the Rights Agreement) and Alta Partners, Bay City Capital, NEA and Nextech (each as defined in the Rights Agreement); and

C. The undersigned Investors hold a majority-in-interest of the total Registrable Securities outstanding and constitute the Majority Investors and include Alta Partners, Bay City Capital, NEA and Nextech (collectively, the “Requisite Investors”).

D. The Company and the Investors also wish to set forth the terms on which the Company will file a new registration statement covering the resale of the securities held by the parties to the Rights Agreement then remaining unsold that were originally registered for resale under the Initial Registration Statement (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Effectiveness Period” means the earlier of: (i) five (5) years following the declaration of effectiveness of the New Registration Statement by the Commission; or (ii) if on the date three (3) years following the declaration of effectiveness of the New Registration Statement by the Commission less than one million (1,000,000) Registrable Securities are then outstanding, three (3) years following the declaration of effectiveness of the New Registration Statement by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor entity or entities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

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“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the New Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the New Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. AMENDMENT OF RIGHTS AGREEMENT. The Rights Agreement is hereby amended to include a new Section 8(n) that reads as follows:

“(n) Termination. This Agreement may be terminated in a writing signed by the Company, a majority-in-interest of the total Registrable Securities outstanding, the Majority Investors, Alta Partners, Bay City Capital, NEA and Nextech.”

3. TERMINATION OF RIGHTS AGREEMENT. Notwithstanding any provision in the Rights Agreement to the contrary and after giving effect to new Section 8(n) of the Rights Agreement as provided for by Section 2 above, the Rights Agreement is hereby terminated in its entirety and declared null, void and of no further force or effect, except that Section 6 of the Rights Agreement shall survive termination of the Rights Agreement. All rights and obligations of the parties under the Rights Agreement are hereby released and terminated and shall have no further force or effect, except that Section 6 of the Rights Agreement shall survive termination of the Rights Agreement.

4. REGISTRATION RIGHTS.

(a) Prior to the expiration of that certain registration statement on Form S-3 (File No. 333-168191) (the “Initial Registration Statement”), the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) a new registration statement on Form S-3 covering the resale of the securities held by the parties to the Rights Agreement then remaining unsold that were originally registered for resale under the Initial Registration Statement (the “Registrable Securities” and such new registration statement, the “New Registration Statement”). The Company shall use its commercially reasonable best efforts to cause such New Registration Statement to be declared effective by the Commission on or before the expiration date of the Initial Registration Statement. For the avoidance of doubt, once the New Registration Statement is declared or ordered effective, the Company shall not be obligated to file any other new registration statement pursuant to this Agreement.

(b) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall: (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders, including a registration statement on Form S-1, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is

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available, provided that, subject to Section 4 hereof, the Company shall maintain the effectiveness of such New Registration Statement that is on a form other than Form S-3 then in effect, until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

5. REGISTRATION PROCEDURES.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) business days prior to the filing of the New Registration Statement and not less than three (3) business days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such New Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder. The Company shall permit a single firm of counsel designated by the Holders of a majority of the Registrable Securities covered by the New Registration Statement to review such New Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) and use commercially reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose and will not request acceleration of such New Registration Statement without prior notice to such counsel. The Company shall not file the New Registration Statement or any related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such New Registration Statement shall reasonably and timely object to in good faith.

(b) Except in circumstances contemplated by Section 6 below, and as provided therein: (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the New Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such New Registration Statement continuously effective during the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 under the Securities Act; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to such New Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such New Registration Statement but, except as agreed by a Holder, not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of Registrable Securities covered by the New Registration Statement in accordance with the intended methods of disposition by the Holders thereof as set forth in such New Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Holder agrees that sales of Registrable Securities pursuant to the New Registration Statement shall be in compliance with the plan of distribution described in the New Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to the New Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the New Registration Statement, if applicable, or shall file such amendments

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or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such New Registration Statement was filed.

(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) business days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) business day after such issuance or receipt, and in the case of (v) below, not less than one (1) business day after a determination by the Company that the financial statements in the New Registration Statement have become ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one business day following the day (i)(A) when the Prospectus or any Prospectus supplement or post-effective amendment to the New Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such New Registration Statement and whenever the Commission comments in writing on the New Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to the New Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the New Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the New Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the New Registration Statement ineligible for inclusion therein or any statement made in such New Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such New Registration Statement, Prospectus or other documents so that, in the case of such New Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public (other than disclosure to a Holder’s managers, employees, agents, affiliates, accountants, attorneys and advisors, provided such other party agrees to maintain the confidentiality of such information), unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d) Use commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the New Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of the New Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no

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obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR or similar system.

(f) Prior to any resale of Registrable Securities by a Holder, register or qualify, or cooperate with the selling Holders in connection with the registration or qualification, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the New Registration Statement, provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the New Registration Statement, which certificates shall be free, to the extent permitted under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h) Following the occurrence of any event contemplated by Section 5(c)(iii) through (v), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the New Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the New Registration Statement nor the related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i) (i) In the time and manner required by the listing exchange, prepare and file with such listing exchange an additional shares listing application covering all of the Registrable Securities, (ii) use commercially reasonable best efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the listing exchange as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during the term of this Agreement, use commercially reasonable best efforts to maintain the listing of such Registrable Securities on the listing exchange.

(j) In order to enable the Holders to sell Shares under Rule 144, during the Effectiveness Period, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the

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Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. The Company agrees to furnish to the Holders so long as the Holders own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

(k) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any affiliate thereof, (ii) any FINRA affiliations required to be disclosed in the New Registration Statement or with respect to offerings thereof, (iii) if required by the Commission, any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) business days of the Company’s request, any event, occurrence, action or omission that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(l) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is reasonably believed to be necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Company’s securities are then listed or traded, (ii) the disclosure of such information is reasonably believed to be necessary to avoid or correct a misstatement or omission in the New Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(m) The Company shall cooperate with each Holder who holds Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the New Registration Statement, if necessary, and, to the extent necessary, enable such certificates to be in such denominations or amounts, as the case may be, as a Holder may reasonably request and registered in such names as a Holder may request, and, if necessary, within three (3) business days after the New Registration Statement is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Holder) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to the New Registration Statement.

(n) At the reasonable request of a Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the New Registration Statement and any prospectus used in connection with the New Registration Statement as may be necessary in order to change the plan of distribution set forth in the New Registration Statement.

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The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to the New Registration Statement.

(o) The Company shall use commercially reasonable best efforts to comply with all applicable laws related to the New Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission).

(p) If required by the FINRA Corporate Financing Department or any similar entity, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the New Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the New Registration Statement.

6. HOLDER COVENANTS.

(a) Suspension of Trading. At any time after the Registrable Securities are covered by the effective New Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that sales of Registrable Securities under the New Registration Statement would:

(i) materially interfere with the consummation of any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii) require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.

Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders pursuant to the New Registration Statement for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed ten (10) trading days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities pursuant to the New Registration Statement on only two (2) occasions during each six (6) consecutive month period that such New Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(a).

(b) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company, such Holder will forthwith discontinue disposition of such Registrable Securities under the New Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 6(b). The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

7. REGISTRATION EXPENSES. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any

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Securities are sold pursuant to the New Registration Statement. The fees and expenses to be borne by the Company referred to in the foregoing sentence shall include, without limitation: (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any listing exchange on which the Common Stock of the Company is then listed for trading, (ii) with respect to compliance with applicable state securities or “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the holders), and (iii) with respect to any filing that may be required to be made by any broker through which a holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110 or similar rules, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the New Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) reasonable fees and disbursements of one (1) counsel selected by the holders of a majority of the Registrable Securities then being registered (such fees and disbursements not to exceed $20,000), (f) Securities Act liability insurance, if the Company so desires such insurance, and (g) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to fees and expenses of the Company’s independent registered public accounting firm. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided above or otherwise, any legal fees or other costs of the Holders.

8. INDEMNIFICATION.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (each a “Loss” and collectively, “Losses”), as incurred, that arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the New Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such New Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any “blue sky” laws of any jurisdiction in which Securities are offered, or any rule or regulation thereunder relating to the offer or sale of the Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”), except to the extent, but only to the extent, that: (1) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished

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in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Securities and was reviewed and approved by such Holder expressly for use in the New Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) related to the use by a Holder of an outdated or defective Prospectus in a transaction the order for which was placed after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 8(c)) and shall survive the transfer of the Securities by the Holders.

(b) Indemnification by the Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in the New Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Securities and was reviewed and approved by such Holder expressly for use in the New Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(d) Indemnification Procedures. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such

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Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties except to the extent that an Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and another Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(e) Indemnification Expenses. Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) business days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 8(e), except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

(f) Contribution. If a claim for indemnification under Section 8(a) or 8(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(f): (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such

10.

Holder from the sale of the Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 8. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under that certain Securities Purchase Agreement, dated as April 3, 2009, as amended, by and between the Company and each Investor.

9. AMENDMENT, WAIVER AND TERMINATION. This Agreement may not be amended, modified supplemented or waived unless the same shall be in writing and signed by the Company and the Investors holding a majority-in-interest of the then-outstanding Registrable Securities. Sections 4, 5, 6 and 7 of this Agreement shall automatically terminate and be of no further force or effect, upon the earlier of: (a) the end of the Effectiveness Period; (b) all Registrable Securities held by the Holders have been sold; or (c) the date as of which the parties hereto agree by written consent of the Company and holders of at least a majority of the then outstanding Registrable Securities.

10. MISCELLANEOUS. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one instrument. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. Upon the execution of this Agreement by the Company and the Requisite Investors, all parties to the Rights Agreement shall be deemed parties to this Agreement.

[Remainder of Page Intentionally Left Blank]

11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:		INVESTORS:

SUNESIS PHARMACEUTICALS, INC.		BAY CITY CAPITAL FUND V, L.P.

Signature:	/s/ Daniel N. Swisher, Jr.	By:	/s/ Carl Goldfischer

Print Name:	Daniel N. Swisher, Jr.	Name:	Carl Goldfischer

Title:	President and CEO	Title:	Managing Director

Address:	395 Oyster Point Boulevard, Suite 400 South San Francisco, CA 94080

BAY CITY CAPITAL FUND V CO- INVESTMENT FUND, L.P.

		By:	/s/ Carl Goldfischer

		Name:	Carl Goldfischer

		Title:	Managing Director

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date first above written.

GROWTH EQUITY OPPORTUNITIES FUND, LLC

By:	/s/ Louis S. Citron

Name:	Louis S. Citron

Title:	Chief Legal Officer

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ALTA BIOPHARMA PARTNERS III, L.P.

By:	Alta BioPharma Management III, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	CFO

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	Alta BioPharma Management III, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	CFO

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	CFO

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date first above written.

ONC GENERAL PARTNER LIMITED AS GENERAL PARTNER OF ONC PARTNERS, L.P.

By:	/s/ Michael Robinson

Name:	Michael Robinson

Title:	Director

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date first above written.

SWISHER REVOCABLE TRUST

By:	/s/ Daniel N. Swisher, Jr.

Name:	Daniel N. Swisher, Jr.

Title:	Trustee

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date first above written.

BJERKHOLT/HAHN FAMILY TRUST

By:	/s/ Eric H. Bjerkholt

Name:	Eric H. Bjerkholt

Title:	Trustee

Sunesis Pharmaceuticals, Inc.

Termination and Registration Rights Agreement – Signature Page

EXHIBIT A

LIST OF INVESTORS

Bay City Capital Fund V, L.P.

Bay City Capital Fund V Co-Investment Fund, L.P.

Growth Equity Opportunities Fund, LLC

Alta BioPharma Partners III, L.P.

Alta BioPharma Partners III GmbH & Co. Beteiligungs KG

Alta Embarcadero BioPharma Partners III, LLC

Merlin Nexus III, L.P.

Nexus Gemini, L.P.

ONC General Partner Limited as General Partner of ONC Partners, L.P.

Vision Opportunity Master Fund, Ltd.

Caxton Advantage Life Sciences Fund, L.P.

Venrock Associates

Venrock Associates II, L.P.

Opus Point Healthcare (Low Net) Fund, L.P.

Opus Point Healthcare Value Fund, L.P.

Swisher Revocable Trust

Bjerkholt/Hahn Family Trust

Steven Blake Ketchum